Exhibit 99.2

Collegium Announces Nucynta® Commercialization Agreement With Depomed December 4, 2017

Forward Looking Statements This presentation contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. We may, in some cases, use terms such as "predicts," "believes," "potential," "proposed," "continue," "estimates," "anticipates," "expects," "plans," "intends," "may," "could," "might," "should" or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from the company's current expectations. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks and uncertainties relating to a number of other factors, including the following: the possibility that the closing conditions set forth in the Agreement, including those related to antitrust clearance, will not be met and that the parties will be unable to consummate the proposed transactions; our ability to realize the expected benefits of the transaction, including the ability to successfully commercialize the Nucynta franchise if and when the transactions contemplated by the Agreement close; our, and our counterparty’s, ability to fully perform our respective obligations under the Agreement; our ability to obtain and maintain regulatory approval of our products and product candidates, and any related restrictions, limitations, and/or warnings in the label of an approved product; our plans to commercialize our products and product candidates and grow sales of our products; the size and growth potential of the markets for our products and product candidates, and our ability to service those markets; the success of competing products that are or become available; our ability to obtain reimbursement and third-party payor contracts for our products; the costs of commercialization activities, including marketing, sales and distribution; our ability to develop sales and marketing capabilities, whether alone or with potential future collaborators; the rate and degree of market acceptance of our products and product candidates; changing market conditions for our products and product candidates; the outcome of any patent infringement or other litigation that may be brought against us, including litigation with Purdue Pharma, L.P.; our ability to attract collaborators with development, regulatory and commercialization expertise; the success, cost and timing of our product development activities, studies and clinical trials; our ability to obtain funding for our operations; regulatory developments in the United States and foreign countries; our expectations regarding our ability to obtain and adequately maintain sufficient intellectual property protection for our products and product candidates; our ability to operate our business without infringing the intellectual property rights of others; the performance of our third-party suppliers and manufacturers; our ability to comply with stringent U.S. and foreign government regulation in the manufacture of pharmaceutical products, including U.S. Drug Enforcement Agency compliance; our ability to retain key and management personnel; our expectations regarding the period during which we qualify as an emerging growth company under the JOBS Act; and the accuracy of our estimates regarding expenses, revenue, capital requirements and need for additional financing. These and other risks are described under the heading "Risk Factors" in our Annual Report on Form 10-K for the year ended December 31, 2016, and those risks described from time to time in other reports which we file with the SEC. Any forward-looking statements that we make in this presentation speak only as of the date of this presentation. We assume no obligation to update our forward-looking statements whether as a result of new information, future events or otherwise, after the date of this presentation.

Focused on Pain Market: Significant Market Size and Unmet Need Established Commercial Infrastructure 100% Dedicated to Pain Management Multiple pipeline candidates utilizing DETERx platform First Product Launch 2016 Proprietary DETERx® Technology Emerging Leader In Responsible Pain Management

Xtampza ER Generating Momentum Brand Previous 3 Months Current 3 Months2 Change Branded ER 1,331,735 1,225,511 (8.0%) Xtampza ER 20,933 31,571 50.8% OxyContin 804,827 772,277 (4.0%) OPANA ER 100,460 43,426 (56.8%) Belbuca 22,600 26,097 15.5% Nucynta ER 87,439 88,757 1.5% 1Source: IQVIA Weekly NPA (TRx) through November 24, 2017 Outperformed Recent ER Launches Fastest Growing Branded ER Opioid 2Source: IQVIA Monthly NPA (TRx) through October 2017 Launched Aligned Analogues1 (2/2016) (1/2015) (2/2014) (1/2015) (6/2016) 0 500 1000 1500 2000 2500 3000 3500 W1 W5 W9 W13 W17 W21 W25 W29 W33 W37 W41 W45 W49 W53 W57 W61 W65 W69 W73 TRx Weeks Post Launch BELBUCA EMBEDA HYSINGLA ER XTAMPZA ER ZOHYDRO ER

Nucynta Franchise A Compelling Strategic Fit Mission: Acute Chronic Delivering Solutions for Pain Patients Through Continuum of Care Neuropathic/DPN ER Oxycodone of Choice To Become a Leader in Responsible Pain Management Through the Commercialization of Meaningfully Differentiated Products

Nucynta Franchise Overview Approved for Acute Pain Launch: June 2009 (Jun 2015 DEPO) Q3 2017 Actuals: Net Sales: $33.1M TRx: 117,642 Approved for Chronic and Neuropathic Pain Launch: Sept 2011 (Jun 2015 DEPO) Q3 2017 Actuals: Net Sales: $25.6M TRx: 87,672 Immediate-Release Extended-Release Orange Book Listed Patents that Expire 2022, 2025 and 2028

Commercially Synergistic High Overlap with Collegium’s Targets Nucynta IR: 60% Nucynta ER: 74% Outperforming IR Opioid Market TRxs Driven by Pain Specialists Low Unaided Awareness with Pain Specialists (42%) Differentiated Molecule with Unique dual Mechanism of Action Distinct Positioning in Mixed cLBP, Neuropathic Pain and DPN Source of Business Different Than Xtampza ER Immediate-Release Extended-Release

Broadens Collegium’s Pain Portfolio Launched: Jun 2016 Sales Time Intro Growth Maturity Decline Launched: Jun 2009 Launched: Sep 2011

Nucynta Commercialization Agreement Licensed U.S. rights to commercialize Nucynta franchise Depomed retains ownership of NDAs and product supply Collegium records revenue and assumes responsibility for commercialization and distribution $10M upfront payment Tiered royalties on Nucynta revenue Years 0-4; Net sales <$233M, minimum royalties of $135M, payable quarterly Net sales between $233M and $258M, royalty of 25% of net sales Net sales between >$258M, royalty of 17.5% of net sales Years 4+: Net sales <$233M, royalty of 58% of net sales Net sales between $233M and $258M, royalty of 25% of net sales Net sales between >$258M, royalty of 17.5% of net sales May terminate with 12 months’ notice after first anniversary $25M early termination fee only within the first four years

Accretive Day 1 with Incentive to Grow 1. Cost of product revenue – estimated at 25% 2. Royalties to DEPO – per deal terms at various Net Sales levels 3. Additional SG&A Expenses – example for illustrative purposes only Illustrative Examples Deal Baseline Potential Scenarios Nucynta revenues, net $233,000,000 $248,000,000 $263,000,000 Cost of product revenues(1) (58,250,000) (62,000,000) (65,750,000) Royalties to DEPO(2) (135,000,000) (138,750,000) (142,125,000) Additional SG&A Expenses(3) (15,000,000) (15,000,000) (15,000,000) Additional net cash $24,750,000 $32,250,000 $40,125,000

Clear Industrial Logic Depomed Collegium Financially Compelling Immediately Accretive Accelerates Time to Profitability N/A Improves Cash Flow Strategic Synergies Collegium = Leader in Pain Management Depomed = Focus on Neurology/Orphan Allows Significant Cost Synergies Patient-Focused Combined Portfolio Represents Best-In-Class Products That Improve Continuum of Care

2018 Focus and Priorities Transition and Stabilize Derive Learnings Evolve Jan Jun Dec 2019+ Accelerate Xtampza ER

Summary Compelling Strategic Fit – Aligned to Collegium’s Mission and Growth Strategy Broadens Pain Management Portfolio of Meaningfully Differentiated Products Financially Compelling Commercially Synergistic

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